SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                       _______________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 or 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  March 19,
                            2004

           Atlantic Coast Airlines Holdings, Inc.
     (Exact Name of Registrant as Specified in Charter)



              Delaware      0-21976     13-3621051
              (State or   (Commission      (IRS
                Other         File       Employer
            Jurisdiction    Number)    Identification No.)
                 of
            Incorporation)


   45200 Business Court, Dulles, VA                  20166
   (Address of Principal Executive Offices)     (Zip Code)


 Registrant's telephone number, including area code:
                          (703) 650-6000


                             N/A
    (Former Name or Former Address, if Changed Since Last
                           Report)

Item 9.   REGULATION FD DISCLOSURE

On March 19, 2004, Atlantic Coast Airlines Holdings, Inc. issued a press release announcing that it has extended until April 19, 2004 the date by which the initial purchaser of Atlantic Coast Airlines Holdings, Inc.'s 6% Convertible Notes must exercise its option to purchase additional notes from Atlantic Coast Airlines Holdings, Inc. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.




                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC COAST AIRLINES
                              HOLDINGS, INC.




Date:  March 19, 2004           By:/S/ David W. Asai
                              	David W. Asai
                              	Vice President and Chief
                              	Accounting Officer